Prepaid and Other Assets - Schedule of prepaid and other current assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Prepaid Expense and Other Assets [Abstract]
Prepaid expenses		$ 25,136	$ 24,494
Inventory		25,163	13,099
Miscellaneous receivables		9,500	13,241
Workers' compensation receivables		1,109	1,202
Taxes		326	20,125
Market production costs		305	3,397
Other current assets		7,881	6,261
Total prepaid expenses and other current assets	$ 125,409	$ 69,420	$ 81,819